Exhibit 99.1

Corporate Presentation Driving Innovation In Early Cancer Detection September 3, 2008

1 Safe Harbor Certain matters contained in this presentation, other than historical information, consist of forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our expectations concerning the timing of potential commercial and clinical milestones, the efficacy of our technology, our commercial and FDA regulatory strategy, our available cash and cash equivalents, and our business and financial outlook. These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the results contemplated thereby. Any forward-looking statements we make should be considered in light of the risks and uncertainties contained in our filings with the Securities and Exchange Commission, including but not limited to those contained in our most recent Form 10-K and subsequent Forms 10-Q. We incorporate herein the discussion of those factors. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today. We undertake no obligation to update or revise the information provided herein, whether as the result of new information, future events or circumstances or otherwise.

2 EXACT SCIENCES CORP. Fast Facts • Founded in 1996 by Stan Lapidus, founder of Cytyc • IPO in 2001, Secondary Offering in 2004 • Headquartered in Marlborough, MA • 113 patents worldwide • Outside R&D development engines (Johns Hopkins, Case Western Reserve) • 4 employees

3 Leadership Team • 20+ years in assay development and clinical laboratory services Kris Durkee, PhD VP, Research & Development • 20+ years in biotechnology, clinical lab services, and reimbursement Barry Berger, MD CMO • 15+ years public biotechnology company and financial experience Charles Carelli, CPA CFO • 15 years public/private senior management experience • CEO since March 2008 Jeff Luber, JD, MBA President & CEO

# Fundamental Breakthroughs at EXACT Sciences – Last 12 mos.

## EXACT Sciences Today

- New non-invasive two-marker test (V2) (83%/82%)
- Newest detection technology from JHU to EXACT: 92% sensitivity reported in *Gastroenterology*, August 2008
- Endorsement of technology by key medical societies, including the *American Cancer Society* (ACS) and GI societies, March 2008
- FDA clarity for IVD test
- LabCorp sDNA ColoSure™ CLIA test launched July 2008 – 15% royalty to EXACT
- EXACT carve out to offer CLIA test itself

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5 Market Overview

6 Colorectal Cancer is Among the Deadliest Cancers Cervix Ovary Prostate Pancreas Breast Colorectal Lung 2nd Most Deadly Cancer in the U.S. U.S. Mortality Number of Deaths Annually Source: ACS: Cancer Facts and Figures 2008 3,870 15,520 28,660 34,290 40,930 49,960 162,000

# Colorectal Cancer Highly Treatable if Detected Early

**Clear Outcomes and Cost Benefits to Early Screening**

Distribution of Colorectal Cancer Detection

*% of Patients Detected*


61%
39%
% Mortality after 5 Yrs
92%
18%
Diagnosis Stage
Late
Early
Treatment Cost Per Patient
$150K-$250K
$25K-$40K

- **One of the most treatable and preventable cancers if found early**
- **25,000 avoidable deaths/year**
- **Escalating cost of care with late detection (61% of patients)**
  - Estimated healthcare cost burden $13 billion in the U.S.
- **American Cancer Society indicates annual screening for people age 50+**

***Source: ACS website Cancer.org; AGA website***

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8 Significant Unmet Need for Early Screening and Detection • Broad population of test “refusers” – Invasiveness – Bowel preparation – Annual testing requirements – Inconvenient collection methods • No successful mass screening test exists • 50%+ of 90 million eligible people age 50+ have never been screened (1) • 5 million people enter the screening pool each year at age 50 • Traditional methods are expensive, or not complied with Significant Unmet Need for Colorectal Cancer Screening Only 24% of 90M eligible U.S. people are screened compliantly Non Compliant 66 million (76%) Compliant 22 million (24%) Only $1.4 billion of the total market(2) penetrated today in the U.S. (1) ACS website Cancer.org (2) Based on published reports of usage and reimbursement

9 Our Solution

10 EXACT “Owns” this Opportunity • Only company that “owns” standard-of-care guidelines category from ACS for colorectal cancer • EXACT’s patents required for sDNA testing service for colorectal cancer screening CT Colonography Double Contrast Barium Enema Flexible Sigmoidoscopy Colonoscopy Fecal Occult Blood Test Stool DNA Test ACS Guidelines March 5, 2008 Non Invasive Invasive “There is only one commercially available sDNA test.” – American Cancer Society, 2008

11 sDNA • Detects DNA-based abnormalities associated with colorectal cancer – Direct measure, unlike FOBT • Why patients prefer sDNA: – No bowel preparation – No medication or dietary restrictions – No anesthesia or sedation – No lost time off from work – Collected simply at home – Test every 3-5 yrs (vs. annual FOBT) • Easily packaged and distributed • Strong econometric rationale Stool DNA (sDNA) technology allows for novel genomic screening test

12 Clinically Validated Technology with Continued Performance Improvements 92% 83% (82%) 72-77% (83-94%) 70% (95%) 52% (95%) Sensitivity (Specificity) V2 test: Clinical Gastroenterology and Hepatology, Itzkowitz S, 2007 V1 test: Journal of Molecular Diagnostics, Whitney D, 2004 Proof-of-Concept test: New England Journal of Medicine, Imperiale T, 2004 Next-generation test: Gastroenterology, Diehl F, Aug 2008 ColoSure: Vimentin methylation publications

# Commercialization Strategy

LabCorp Relationship

- Leverage LabCorp marketing, sales team and infrastructure
  - LabCorp launches *ColoSure™ July, 2008* based on EXACT's intellectual property – 15% royalty to EXACT
- ColoSure currently being offered at a list price of $200 to LabCorp payor clients and $240 to patients directly

Beyond LabCorp Relationship

- EXACT V2 US CLIA launch permitted
- In vitro diagnostic test development and partnership opportunities
  - Study size and scope confirmed with FDA – July 2008
- International licensing opportunities – testing service, and IVD kit development
- Advance pipeline; Other disease state opportunities

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# World-Class Collaborations

JOHNS HOPKINS MEDICINE

- Exclusive worldwide license arrangement
- Direct relationship with Dr. Bert Vogelstein, pioneer in sDNA, among "most cited" cancer researchers in the world
- External development engine for EXACT
- Next-generation technology – 92% Detection reported in Gastroenterology, August, 2008

CASE WESTERN RESERVE UNIVERSITY EST. 1826

- Gene marker patent for V2 test through 2024, upon issuance
- Exclusive worldwide license to key colorectal cancer biomarker, Vimentin

MAYO CLINIC

- Past research on aerodigestive cancers
- *"High prevalence supracolonic aerodigestive cancers may also be detected by sDNA"* – Journal *Cancer*, March 2008

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15 Key Assets • 15% royalty from LabCorp, July 2008 – Sales force training at LabCorp reported as underway for 1,000-person salesforce – Significant advantages over existing screening paradigms • EXACT maintains broad, commercially exploitable rights in its technology beyond LabCorp (US and Int’l) – CLIA test – IVD test – staging and monitoring – Adenomas, aerodigestive screening ((esophagus, pancreas, stomach, liver, bile duct, small bowel, lung) • JHU/Case Western: R&D development engines • US and International Guidelines endorsements received • Key biomarker in Version 2 test and in ColoSureTM • BEAMing rights (next-generation detection) in Stool and Blood from JHU • Large IP estate – 113 patents worldwide

# Building Blocks in Place for Success

- ☑ Highly differentiated value proposition
- ☑ Significant unaddressed need in underserved market
- ☑ Strong clinical validation
- ☑ External R&D engines in place
- ☑ Endorsed by American Cancer Society
- ☑ International guidelines endorsement received
- ☑ Sound econometric rationale
- ☑ Commercial distribution through 1,100 person sales force
- ☑ Broad IP estate – 113 patents worldwide
- ☑ EXACT CLIA Launch Opportunity
- ☑ V3 Technology – Adenoma detection opportunity
- ☑ Other disease states opportunity (aerodigestive system)
- ☐ FDA 510(k) clearance or approval for V2
- ☐ Broad reimbursement

The NEW ENGLAND JOURNAL of MEDICINE

American Cancer Society

JOHNS HOPKINS MEDICINE

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